                                                                   Exhibit 10.31
               AMENDMENT NO. 2 TO WARRANTHOLDERS RIGHTS AGREEMENT

            AMENDMENT dated as of January 3, 1997 among Willcox & Gibbs, Inc. (formerly known as WG, Inc.), a Delaware corporation (together with its successors, "Holdings"), the stockholders of Holdings listed on the signature pages hereof and the holders of the Warrants listed on the signature pages hereof.

            WHEREAS, the parties hereto have heretofore entered into a Warrantholders Rights Agreement dated as of July 13, 1994 (as amended by Amendment No. 1 thereto dated as of February 1, 1996, the "Agreement"); and

            WHEREAS, the parties hereto desire to amend the Agreement to provide for the redemption by Holdings of Warrants exercisable for 110,818.5 shares of Class C Common Stock;

            NOW THEREFORE the parties hereto agree as follows:

            SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the effectiveness hereof refer to the Agreement as amended hereby.

            SECTION 2. Amendment of Section 1.1 of the Agreement. (a) The definition of "Restricted Securities" in Section 1.1 of the Agreement is amended by deleting the following parenthetical: "(including any notes issued upon redemption of the Warrants pursuant to Section 5.2(c) thereof)."


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

            (b) The definition of "Substantial Sale" in Section 1.1 of the Agreement is amended to replace the reference therein to the "Closing Date (as such term is defined in the Credit Agreement)" with "July 13, 1994".

            (c) The Definition of "Warrant" appearing in Section 1.1 of the Agreement is amended to read as follows:

            "Warrants" means the Warrant or Warrants initially exercisable for 36,939.5 shares of Class C Common Stock represented by the warrant certificates issued on January 3, 1997, pursuant to the Warrant Redemption Agreement dated as of December 17, 1997 among Holdings, NationsCredit Commercial Corporation and Bank of America Illinois, (which represent the unredeemed portion of the warrants originally issued pursuant to the Credit Agreement, initially exercisable for 147,758 shares of Class C Common Stock and of which warrants exercisable for 110,818.5 shares of Class C Common Stock were redeemed pursuant to the Warrant Redemption Agreement) as such Warrants may be transferred or otherwise assigned, but only to the extent not theretofore exercised, redeemed or expired in accordance with their respective terms.

            SECTION 3. Amendment of Section 2.8 of the Agreement. Clause (ii) of
Section 2.8 of the Agreement is amended to read as follows: "(ii) a Change of Control (as defined in the 12.25% Series A Senior Notes of Holdings issued on January 3, 1997) shall have occured."

            SECTION 4. Addition of Section 4.12 to the Agreement. Article 4 of the Agreement is amended by adding a new Section 4.12 to read in its entirety as follows:

            Provision of Information. Holdings shall send to each of the Warrantholders each financial statement, report, notice or proxy sent by it or by any of its subsidiaries to the Stockholders or creditors of Holdings generally.

            SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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            SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each of the parties hereto shall have received counterparts hereof executed by each of the parties hereto.


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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.


                                    WILLCOX & GIBBS, INC.


                                    By /s/ John K. Ziegler
                                       -------------------------
                                       Name: John K. Ziegler
                                       Title: Chairman
                                       900 Milik St.
                                       Carteret, NJ 07008


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

                                    STOCKHOLDERS


                                    /s/ Richard J. Mackey
                                    ----------------------------
                                    Name:  Richard J. Mackey


                                    /s/ Jack Klasky
                                    ----------------------------
                                    Name:  Jack Klasky


                                    /s/ Maxwell Tripp
                                    ----------------------------
                                    Name:  Maxwell Tripp


                                    /s/ Frank Walsh, Trustee
                                    ----------------------------
                                    Name:  Frank Walsh, as Trustee
                                              of the __________


                                    /S/ John K. Ziegler
                                    ----------------------------
                                    Name:  John K. Ziegler


                                    /S/ John K. Ziegler
                                    ----------------------------
                                    Name:  John K. Ziegler, as
                                           Trustee of the John
                                           K. Ziegler Trust


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                                    WARRANTHOLDERS


                                    NATIONSCREDIT COMMERCIAL
                                            CORPORATION


                                    By
                                      --------------------------
                                      Title:


                                    BANK OF AMERICA ILLINOIS


                                    By
                                      --------------------------
                                      Title:


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